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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                 October 8, 2002

                          Mission Resources Corporation
               (Exact Name of Registrant as Specified in Charter)


               Delaware                    000-09498             76-0437769
     (State or Other Jurisdiction         (Commission           (IRS Employer
           of Incorporation)             File Number)       (Identification No.)


                                   1331 Lamar
                                   Suite 1455
                            Houston, Texas 77010-3039
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 495-3000
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

     On October 8, 2002, the Company issued a press release announcing that Jonathan M. Clarkson has resigned his position as President, Chief Financial Officer and Director of the Company, and that Richard W. Piacenti has been named Senior Vice President and Chief Financial Officer.

     The press release is filed as an exhibit hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements of business acquired.

          None.

     (b) Pro Forma Financial Information.

          None.

     (c) Exhibits.

          99.1 Press Release.



                            [SIGNATURE PAGE FOLLOWS]

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MISSION RESOURCES CORPORATION

Date: October 9, 2002              By:    /s/ Daniel P. Foley
                                          --------------------------------------
                                   Name:  Daniel P. Foley
                                   Title: Senior Vice President-Corporate
                                          Finance